SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2012

SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
STRATSSM TRUST FOR JPMORGAN CHASE CAPITAL XVII SECURITIES, SERIES 2005-2

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111858-14 001-32611	52-2316339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Synthetic Fixed-Income Securities, Inc. 301 South College Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 214-6282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The STRATSSM TRUST FOR JPMORGAN CHASE CAPITAL XVII SECURITIES, SERIES 2005-2, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, which we refer to herein as the “Trustee,” as supplemented by the STRATSSM Certificates Series Supplement 2005-2 in respect of the Trust dated as of August 22, 2005.

Item 8.01. OTHER EVENTS

On July 16, 2012 final distribution was made to the holders of the certificates issued by the Trust, which we refer to herein as “Certificateholders.”  Specific information with respect to the final distribution is filed as Exhibit 99.1 hereto.
The Trustee’s notice to Certificateholders of the Trust’s redemption is also attached as Exhibit 99.2 hereto.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the STRATSSM Certificates, Series 2005-2 for July 16, 2012 Final Distribution Date.
99.2	Trustee’s redemption notice to Certificateholders dated July 11, 2012.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.
By: /s/ Barbara Garafalo Name: Barbara Garafalo Title: Vice President

Date:  July 16, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the STRATSSM Certificates, Series 2005-2 for July 16, 2012 Final Distribution Date.
99.2	Trustee’s redemption notice to Certificateholders dated July 11, 2012.